Exhibit 10.33

AMENDMENT NO. 1 TO

FIGHT LIBRARY COPYRIGHT PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 to FIGHT LIBRARY COPYRIGHT PURCHASE AGREEMENT is dated as of July 16, 2016 (this “Amendment”) and amends the Fight Library Copyright Purchase Agreement, dated as of September 15, 2015 (the “Agreement”) by and between LOUIS NEGLIA’S MARTIAL ARTS KARATE, INC., a New York corporation (“Seller”) and ALLIANCE MMA, INC., a Delaware corporation (“Buyer”). Capitalized terms not defined in this Amendment have the meanings set forth in the Agreement.

WHEREAS, Seller and Buyer have agreed that it is in their best interests to amend the terms of the Agreement; and

WHEREAS, pursuant to Section 12.5 of the Agreement, Seller and Buyer may amend the Agreement by an instrument in writing signed by all of the parties hereto.

NOW, THEREFORE, in consideration of the foregoing premises and the respective terms and conditions contained herein, the receipt and sufficiency of which is hereby acknowledged, Parent and the Buyer hereby agree as follows:

1.             Amendment. Section 11.1 (d) of the Agreement is hereby amended as follows:

(d)          by Buyer or Seller if the Closing has not occurred on or prior to September 30, 2016, as such date may be extended by mutual agreement of Buyer and Seller, upon written notice by Buyer to Seller or Seller to Buyer; provided that the Person providing notice of termination is not then in material breach of any representation, warranty, covenant or agreement contained in this Agreement.

2.             No Other Amendment. All other terms and conditions of the Agreement that are not expressly amended by this Amendment, including without limitation the representations, warranties, covenants and agreements of the respective parties, shall remain in full force and effect without other or further amendment or modification.

3.             Counterparts. This Amendment may be executed in multiple counterparts, and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

[Signature Page to Amendment No. 1 to Fight Library Copyright Purchase Agreement Follows]

[Signature Page to Amendment No. 1 to Fight Library Copyright Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

SELLER:

LOUIS NEGLIA’S MARTIAL ARTS KARATE, INC.

By:  /s/ Louis Neglia

Name: Louis Neglia

Title: CEO

BUYER:

ALLIANCE MMA, INC.

By:  /s/ Paul K. Danner, III

       Name: Paul K. Danner, III

       Title: CEO